BOEING

TRANSDIGM
GROUP INC.
INNOVATIVE AEROSPACE SOLUTIONS

0 $1,200,000,000 Senior Secured Credit Facilities Presentation to Public Lenders November 3, 2010 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“should,” “will,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and similar matters. We believe that it is important to communicate our future expectations to our current and potential investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them.
You should be aware that the occurrence of any such event could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement in this presentation speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Special Notice
This presentation contains certain financial and other information regarding McKechnie Aerospace Holdings, Inc.
("McKechnie"), which TransDigm has agreed to acquire, as discussed in further detail below and in the Company's filings with the SEC. The interim unaudited and year-end audited financial information relating to McKechnie has been prepared without the Company's participation. Further, the other disclosure related to McKechnie contained in this presentation is based on preliminary information, as the acquisition of McKechnie has not yet been consummated. As such, TransDigm can provide you with no assurances as to the accuracy of such financial and other disclosure regarding McKechnie contained in this presentation.
This presentation also sets forth certain pro forma financial information. This pro forma financial information gives effect to the acquisition of McKechnie as well as certain other recently completed acquisitions. Such pro forma information is based on certain assumptions and adjustments and does not purport to present TransDigm's actual results of operations or financial condition had the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future. In addition, the assumptions underlying certain pro forma financial information related to the acquisition of McKechnie reflects projected cost savings. However, our ability to achieve these cost savings will depend upon the success we have in integrating
McKechnie into our business, and we cannot assure you that these cost savings will be realized within the time frames we expect, or at all and we may incur unexpected costs in integrating McKechnie that offset these expected cost savings.

Definitions
TransDigm EBITDA As Defined – excludes inventory purchase adjustments, non-cash compensation and deferred compensation charges, acquisition integration costs and one-time IPO related costs as defined in TransDigm’s existing credit agreement.
McKechnie EBITDA - excludes management fees and expenses, unrealized gains and losses on interest rate swaps, foreign exchange gains and losses, and expenses incurred in connection with the sale of the business.
Pro forma EBITDA As Defined – reflects full year impact of recent TransDigm acquisitions.

Transaction Overview Credit Suisse
TransDigm & McKechnie Overview TransDigm
Nick Howley, Chief Executive Officer
Key Credit Considerations TransDigm
Nick Howley, Chief Executive Officer
Pro Forma Financial Overview TransDigm
Greg Rufus, Chief Financial Officer
TransDigm Financial Overview TransDigm
Greg Rufus, Chief Financial Officer
McKechnie Financial Overview TransDigm
Greg Rufus, Chief Financial Officer
Syndication Overview & Timetable Credit Suisse
Public Q&A
Agenda

5 Transaction Overview

Executive Summary
TransDigm Inc. (“TransDigm” or the “Company”) intends to raise $1,980 million in financing ($1,680 million funded) to support its acquisition of McKechnie Aerospace Holdings, Inc. (“McKechnie” or the “Target”) and refinance a portion of existing debt.
The new financing will consist of:
- $300 million Revolving Credit Facility
- $900 million Term Loan B
- $780 million Senior Subordinated Notes
On September 27
th
, TransDigm announced its acquisition of McKechnie for $1,265 million, approximately 12.9x
6/30/10 LTM EBITDA of $98 million.
- Proceeds will be used to fund the acquisition, pay associated fees and expenses, refinance a portion of existing debt and to add cash to the balance sheet.
TransDigm (NYSE: TDG) is a leading supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today.
- For the LTM period ended July 3, 2010, the Company generated pro forma Revenue and Pro forma EBITDA As
Defined of $855 million and $402 million (47.0% EBITDA margin), respectively.
McKechnie is a leading supplier of innovative aerospace products for use primarily on commercial transport aircraft.
- For the LTM period ended June 30, 2010, McKechnie generated Revenues and EBITDA of $299 million and $98 million
(1)
(32.8% EBITDA margin), respectively.
TransDigm currently has the following debt outstanding:
- Existing Term Loan of $780 million (~1.9x LTM 7/3/10 Pro forma EBITDA As Defined)
- $1,000 million of 7.75% Senior Subordinated Notes (total leverage of ~ 4.4x Pro forma LTM EBITDA As Defined)
The transaction is expected to close in December 2010.
(1) Before cost synergies of $4 million.

Sources & Uses and Pro Forma Capitalization
Sources and Uses (As of July 3, 2010)
($ in millions)
Pro Forma Capitalization (As of July 3, 2010)
($ in millions)
(1) New $300 million Revolving Credit Facility.
(2) Includes OID on New Term Loan and New Revolving Credit Facility.
(1) Replace existing $200 million Revolver with new $300 million Revolving Credit Facility.
(2) Cash balance is net of $70.6 million consideration for Semco Instruments acquisition.
(3) Pro forma for the Semco Instruments, Dukes Aerospace, McKechnie and other recent acquisitions.
(2)
(3)
Sources Uses
Revolver
(1) – McKechnie Purchase Price $1,265.0
New Term Loan 900.0 Refinance First Lien Term Loan 280.0
New Senior Sub Notes 780.0 Excess cash to Balance Sheet 84.4
Transaction expenses
(2)
50.7
Total sources $1,680.0 Total uses $1,680.0
Actual Cum. EBITDA Pro forma Cum. EBITDA % of.
7/3/2010 multiple 7/3/2010 multiple Capitalization Maturity
Cash $258.4 $272.1
Revolver
(1)
– – – – – November 2015
First Lien Term Loan 780.0 2.0x 500.0 1.0x 15.7% June 2013
New Term Loan – 2.0x 900.0 2.8x 28.3% November 2016
Total senior secured debt $780.0 2.0x $1,400.0 2.8x 44.0%
Senior Sub Notes 1,000.0 4.6x 1,000.0 4.8x 31.4% July 2014
New Senior Sub Notes – 4.6x 780.0 6.3x 24.5% November 2018
Total debt $1,780.0 4.6x $3,180.0 6.3x 100.0%
Net Debt to EBITDA 3.9x 5.8x
LTM Pro forma EBITDA $390.0 $504.2

8 TransDigm & McKechnie Overview

Highly engineered aerospace components
Proprietary and sole source products
Significant aftermarket content
High free cash flow conversion
($ in millions)
DISTINGUISHING
CHARACTERISTICS BUSINESS 7/3/10
(1)
Business Overview
Pro forma
TransDigm
Standalone
Pro forma
TransDigm with
McKechnie
Revenue
(2)
: $855
$1,154
EBITDA As Defined
(3)
: $402
$504
EBITDA As Defined Margin: 47.0% 43.7%
Formed:  1993
(1) Revenue and EBITDA information for pro forma TransDigm Standalone is for the LTM period ending 7/3/10 and includes the full year impact of recent completed acquisitions.  EBITDA in this presentation for pro forma TransDigm standalone refers to EBITDA As Defined which excludes inventory purchase adjustments, non-cash compensation and deferred compensation charges, acquisition integration costs and one-time IPO related costs.
(2) Based on TransDigm’s pro forma revenue, including the full year impact of recent completed acquisitions, of $855 million and for Pro forma TransDigm with McKechnie,
McKechnie’s LTM 6/30/10 revenue of $299 million.
(3) Based on TransDigm's pro forma standalone EBITDA As Defined (including recently completed acquisitions) of $402 million and, for Pro forma TransDigm with McKechnie,
McKechnie's LTM 6/30/10 EBITDA of $98 million and $4 million of projected first year cost savings associated with the McKechnie acquisition.

Ignition
Systems
Pumps
Valves
Motors,
Actuators
& Controls
Water
Faucets &
Systems
Quick
Disconnects
& Couplings
Batteries,
Chargers
& Power
Conditioning
Aircraft
Cockpit
Security
Systems
Composites
&
Elastomers
Audio
Systems
Lighting
& Displays
TransDigm – Diverse Products, Platforms and Markets

747-8
777 Freighter

HARTWELL

TYEE AIRCRAFT TAC

Electromech Technologies WELCO TECHNOLOGIES

LINREAD VALLEY-TODECO, INC.

TRANSDIGM GROUP INC.

Latches
Leading market position in
proprietary latches
Produces over 20,000 types of
latches for engine cowlings,
nacelles and thrust reversers, as
well as interior and exterior
access panels, cargo doors and
interior stowage bins
Rods
Leading market position in
custom engineered control rods
Source for high quality, custom
engineered, control, structural
and system rods
Fasteners
First-choice supplier of
specialized engineered
fasteners for aircraft airframe
and engine applications.
Provides
- Specialty engine fasteners
- High strength, high
temperature nickel alloy
specialty engine fasteners
- Airframe bolts
- Slotted entry bearings
Electromechanical
Brands Brands Brands Brands
Designs and manufactures
various electromechanical
components, including
- Blowers
- Motors
- Actuators
- Valves
- Generators
- Liquid level sensors
- Smart systems
McKechnie – Diverse Products, Platforms and Markets
Approximately 80% of revenue Approximately 20% of revenue

AIRBUS	
BOEING	
EADS	
eurocopter	
GKN	
Raytheon	
Sikorsky	

TRANSDIGM GROUP INC.

McKechnie – Deep Relationships with Premier Blue-Chip
Aerospace Customers
Long-standing relationships with all major aerospace players
- Routinely selected to serve as design partner for development of new products, creating entrenched positions
- Balanced portfolio of Airbus and Boeing platforms
- Well-positioned on new platforms, including Boeing 787 and 747-8 and Airbus A350 and A380
Commercial Military Rotorcraft Regional jet Business jet
Narrow-body Fighter aircraft Light ERJ 145 G150 - G650
737 F-35 JSF Bell 407 / 412 ERJ 170 Challenger 300
A320 Family F/A-18 Bell 206 ERJ 190 Challenger 600
Wide-body F-15 Eurocopter CRJ700 Challenger 850
747 F-16 Medium lift CRJ900 Falcon 7X
767 Hawk MH / UH-60 CRJ1000 Falcon 900
777 Transport aircraft Eurocopter DHC-8-400 Falcon 2000
787 A400M UH-1Y ATR42 / 72 Global Express
A330 C-17 S-92 ARJ21 Learjet Family
A340 C-27J Heavy lift Phenom 100 / 300
A350 C-130J V-22 Osprey
A380 CN-295 CH-47 / 53
Eurocopter
Presence on Key Platforms Across All Market Segments
Commercial Length of Relationship
Over 20 years
Over 40 years
15 years
Over 15 years
Over 15 years
Over 40 years
~25 years
~40 years
30 years
Over 25 years
Selected Customers
Based on Management estimates as of 12/31/09.

McKechnie – Latches Overview
Description Representative Products
Headquartered in Placentia, CA
Mission is to remain the industry’s first choice in the design and manufacture of quick access latching systems for aircraft
Utilized for both interior and exterior applications on almost every commercial platform flying today
Robust and expanding aftermarket business supported by high
level of proprietary products and rapid delivery capability
Provide industry’s most rapid response for prototypes and “first to market” concepts
Offers a portfolio of products to operators and MROs that help reduce stocking and infrastructure requirements, lower costs, as well as simplify logistics
Latches
Doors
Hinges
Safety
Security
Latch
Selected Platforms
A320
Challenger 850
NH90-TTH B777
B747-8
B787 V-22
Bell 407
F-35

McKechnie – Rods Overview
Description Representative Products
Headquartered in Everett, WA
Premier supplier of highly engineered solutions and manufacturer of structural components, assemblies of close tolerance metal components and systems, including
- Rods, struts and tubular components
- Custom mechanical controls and structural assemblies
Recognized as a fast source for high quality, custom engineered, control, structural and system rods
Supplies products on almost every commercial aircraft, regional and business jet, helicopter, military and space program
Used in various applications including securing engines, floor beams and kitchen galleys, and transferring pilot inputs to control surfaces
Selected Platforms
Engine Rods
Carbon Fiber
Rods
Tie Rods
Struts
Force Sensor
Rods
Control Rods
End Fittings
B737 A320
B787
A380
EC-135 Gulfstream G550

McKechnie – Electromechanical Overview
Description Representative Products
Headquartered in Wichita, KS
Efficiently designs and develops custom, high performance rotating equipment and tools
Premier supplier of custom-engineered AC electrical motors, with over 100 years serving the industrial, commercial and OEM
markets
Patented motor designs are renowned for their high-reliability and resistance to harsh environments
Unique position as the only battery dedicated distributor and servicing company in the world
Utilizes numerous strategic locations worldwide to supply batteries and spares, battery servicing equipment, battery-shop training and
AOG support
Selected Platforms
Actuators
Blowers
Partial Motors
Motors
AC Induction Motors
Sikorsky UH-60
Blackhawk Piaggio Avanti USAF E-4B C-17
Quest Kodiak RQ Cessna Citation X RQ-4B Global
Hawker Beechcraft
King Air

McKechnie – Fasteners Overview
Description Representative Products
Headquartered in Sylmar, CA
Offers a broad line of engine fasteners, airframe bolts, slotted entry bearings used by both major domestic and international airframe companies and military aircraft manufacturers
Mission is to be the first-choice supplier of specialized and engineered fasteners for airframe applications
Recognized for its 100% on-time delivery to commit dates
Renowned for low lead times and low acquisition costs created by its tailored customer service programs
Strong relationships with more than 100 customers worldwide and well positioned for growth
Selected Platforms
Airframe fasteners
Engine fasteners
Slotted bearings
Steel bolts and screws,
including stainless
Lockbolts
Titanium bolts and screws
A320 B777
B747-8
B787
CH-47 F-16
B737 C-17 C130J

Everett, WA
Seattle, WA
Dayton, NV
Sylmar, CA
Northridge, CA
Cucamonga, CA
Camarillo, CA
Mesa, AZ
Tempe, AZ
Los Angeles, CA
Tucson, AZ
Nogales, Mexico
Placentia, CA
Fullerton, CA
Matamoros, Mexico
Wichita, KS
Waco, TX
Addison, IL
Painesville, OH
South Euclid, OH
Cleveland, OH
Hebron, KY
Maysville, KY
Stamford, CT
Avenel, NJ
Collegeville, PA
Liberty, SC
Deerfield, FL
Melaka, Malaysia
Leicester, UK
Redditch, UK
Heston, UK
Liege, Belgium

TRANSDIGM GROUP INC.

17 TransDigm & McKechnie – Major Locations McKechnie Aerospace TransDigm Global Headquarters

18 Key Credit Highlights

Key Credit Considerations
MULTIPLE
GROWTH PATHS
PROVEN
OPERATING STRATEGY
Experienced management team
Demonstrated value generation
Proven acquisition / integration
Market growth
High margins
Acquisitions
Low Capex
Strong free cash flow
ATTRACTIVE
MARKET POSITION
Niche market positions
High margin aftermarket
Diverse mix
Favorable long-term industry
dynamics
Consistent Cash Generation and Long-Term Performance

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
World Airline Traffic
Forecast

Revenue passenger miles (Billions)

Source: The Airline Monitor

TRANSDIGM GROUP INC.

20 20 Steady Growth in Passenger Traffic Drives Stable Aftermarket Sales… Worldwide Revenue Passenger Miles (billions of miles)

0
200
400
600
800
1,000
1,200
'96 '98 '00 '02 '04 '06 '08 '10E '12E
0
200
400
600
800
1,000
1,200
1,400
'96 '98 '00 '02 '04 '06 '08 '10E '12E
Regional Jet Business Jet
…With OEM Production Rebounding
(units delivered) (units delivered)
Commercial Transports Regional & Business Jets
Source: Wall Street Research / Airline Monitor / Management estimates.

$297
$317
$249
$252
$259
$264
$0
$100
$200
$300
$400
'10 '11 '12 '13 '14 '15
Stable Outlook for Military Spending
($ in billions)
$185
$200
$212
$221
$231
$240
$0
$50
$100
$150
$200
$250
$300
'10 '11 '12 '13 '14 '15
O&M Base Budget O&M Base + Supplemental Budget
Source: U.S. Department of Defense, Wall Street research and Management estimates.

23 Significant Barriers to Entry Selection / Qualification Process FAA Certification Niche Markets Risk / Reward Trade-Off

Comm
Aftmkt
41%
Def Aftmkt
19%
Comm
OEM
27%
Def OEM
13%
Comm
Aftmkt
36%
Def OEM
9%
Def Aftmkt
4%
Comm
OEM
51%
TransDigm
NET SALES
McKechnie
NET SALES
TransDigm: Based on Management estimates for the fiscal year ended 9/30/09.
McKechnie: Based on McKechnie financials and TransDigm Management estimates for the fiscal year ended 12/31/09.
TransDigm and McKechnie –
Strong Focus on High-Margin Aftermarket
Aftermarket ~60%
OEM ~40%
Aftermarket ~40%
OEM ~60%
New OEM business and strong aftermarket presence give the Pro forma Company steady revenues from new and existing platforms.

OEM
Aftermarket
Comm
Aftmkt
40%
Comm
OEM
33%
Def OEM
12%
Def Aftmkt
15%
Approximately 55% of pro forma net sales and a much higher percentage of
EBITDA As Defined are from the stable, high-margin aftermarket.
Combined Pro Forma NET SALES Pro Forma EBITDA As Defined
Combined Strong Focus on High-Margin Aftermarket

Proprietary and sole source products represent a significant barrier to entry and a stable, recurring revenue stream.
TransDigm
PROPRIETARY SALES
Based on TransDigm Management estimates of pro forma sales for the fiscal year ended 9/30/09 and McKechnie financials for the fiscal year ended 12/31/09.
McKechnie (w/o Fasteners)
PROPRIETARY SALES
Significant Proprietary and Sole Source Revenue Base
Proprietary
95%
Non-
Proprietary
5%
Proprietary
95%
Non-
Proprietary
5%

BOEING

BRITISH AIRWAYS

AIRBUS

UNITED

BOMBARDIER

LOCKHEED MARTIN

Lufthansa

Continental Airlines

Delta Air Lines

Sikorsky

Cessna
A Textron Company

TRANSDIGM GROUP INC.

Top 10 Platforms –
Strong Positions on Diverse and Growing Platforms
TransDigm: Two year average based on Management estimates of pro forma sales for the fiscal years ending 9/30/08 and 9/30/09.
McKechnie: TransDigm Management estimates of pro forma sales for the fiscal year ending 12/31/09.
B737
C130
B777
A320 Family
B747
CRJ Family
Black Hawk Helicopter
B767
A330/A340
Gulfstream Family
B737
A320 Family
B777
A330/A340
B747
Gulfstream Family
Black Hawk Helicopter
Raytheon BizJet Family
A380
CRJ Family
McKechnie TransDigm

28 Proven Operating Strategy 3 VALUE DRIVERS Profitable new business Productivity and cost improvement Value-based pricing

1993 – 2001 2002 – 2006 2006 – 2009
Adel
Aeroproducts
Wiggins
Controlex
Marathon
Adams Rite
Aerospace
Christie
Champion
Honeywell
Lube Pump
Fuelcom
Norco
Avionic
Instruments
Skurka
Fluid
Regulators
Eaton Motors
Dukes
Semco
Hartwell
Electromech/
Welco
Tyee
TAC
Linread
Valley-Todeco
2010 – 2011
Sweeney
Electra-
Motion
CDA
InterCorp.
Avtech
ADS/
Transicoil
Bruce
CEF
Unison/GE
APC/GE
Acme
Woodward
HRT
Proven Record of Acquisition & Integration
Privately Held
NYSE
With McKechnie, TransDigm has acquired 34 businesses since 1993, including 19 since its IPO.

30 Pro Forma Financial Overview

FY93 – PF LTM 7/3/10 CAGR 20.9%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
PF LTM 7/3/10(1)

FY93 – PF LTM 7/3/10 CAGR 26.3%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
PF LTM 7/3/10(1)

TRANSDIGM GROUP INC.

$48
$52
$57
$63
$78
$111
$131
$151
$201
$249
$293
$301
$374
$435
$593
$714
$762
$1,154
TransDigm McKechnie
$10 $10
$13
$17
$25
$44
$51
$54
$72
$98
$124
$139
$164
$194
$275
$333
$375
$504
$0
$150
$300
$450
$600
TransDigm McKechnie
% margin
20% 19% 23% 27% 31% 40% 39% 36% 36% 39% 42% 46% 44% 45% 46% 47% 49% 44%
Consistent Historical Growth and Performance
($ in millions) ($ in millions)
(2)
(3)
Net Sales EBITDA As Defined and Margin
Source: Company materials.
(1) TransDigm’s and McKechnie’s fiscal year ends are September 30 and December 31, respectively. FY10 numbers for TransDigm are for the LTM period ending 07/03/10 and
McKechnie’s are for the LTM period ending 6/30/10.
(2) Based on TransDigm’s pro forma estimated revenue, including the full year impact of recent completed acquisitions of $855 million and McKechnie’s LTM 6/30/10 revenue of
$299 million.
(3) Based on TransDigm’s estimated Pro forma EBITDA As Defined of $402 million, adjusted for the full year impact of recent completed acquisitions, McKechnie's LTM 6/30/10
EBITDA of $94 million and $4 million of projected cost savings associated with the acquisition.

32 Proven Performance 0% 10% 20% 30% 40% 50% 60% 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 EBITDA As Defined Margin Source: Company materials.

Adams Rite Duke’s Aerospace
Proven Ability to Realize Value
TransDigm has been very successful in realizing EBITDA growth in each of its acquisitions.
Norco
2009 Price Productivity Volume Target Year 0 Price Productivity Volume Year 6 Year 0 Price Productivity Volume Year 2
Source: Company materials.

TransDigm & McKechnie –
Combined as of LTM 7/3/2010
Combined financial metrics continue to be very attractive.
($ in millions)
Pro Forma Revenue Pro Forma EBITDA Pro Forma EBITDA Margin
TransDigm
74%
McKechnie
26%
McKechnie
20%
TransDigm
80%
$855 TransDigm $402
$299 McKechnie $102
$1,154 Combined $504
34.1%
43.7%
47.0%
TransDigm McKechnie Combined
TransDigm McKechnie Combined
Source: Company materials.
(1)
(2)
(1) Based on TransDigm’s 7/3/10 pro forma revenue, including the full year impact of recent completed acquisitions, of $855 million and McKechnie’s LTM 6/30/10 revenue of
$299 million.
(2) Based on TransDigm’s LTM 7/3/10 Pro forma EBITDA As Defined of $402 million, adjusted for the full year impact of recent completed acquisitions, McKechnie's LTM
6/30/10 EBITDA of $98 million, including $4 million of projected first year cost savings associated with the acquisition.

Pro Forma Financial Highlights
LTM Period Ended July 3, 2010
TransDigm Pro forma McKechnie Pro forma Combined
Sales $855 $299 $1,154
Gross Profit Percentage 54.2% 36.8% 51.9%
Income From Operations $348 $61 $409
Operating Margin 40.7% 20.4% 35.4%
EBlTDA As Defined
(1)
$402 $102 $504
EBITDA As Defined Margin 47.0% 34.1% 43.7%
Balance Sheet
Total Assets $2,628 $1,095 $4,209
Total Debt $1,780 $458 $3,180
($ in millions)
(1) EBITDA As Defined is a non-GAAP financial measure presented here as supplemental disclosures to net income and reported results. For a presentation of the most directly comparable GAAP measure and a reconciliation of EBITDA As Defined, please see Pg. 43 and Pg. 46.
(2) Includes $4 million of projected first year cost savings associated with the acquisition.
(2)
Source: Company materials.

($ in millions)
Free Cash Flow
The Pro forma Company is expected to generate significant free cash flow.
Source: Company materials.
LTM  7/3/10
Pro  forma Combined
EBITDA $504.2
Capital Expenditures (19.5)
Cash Interest Expense (204.2)
Cash Taxes (56.5)
Free Cash Flow Before WC $224.0
% of EBITDA 44.4%

BOEING

TRANSDIGM
GROUP INC.

INNOVATIVE AEROSPACE SOLUTIONS

37 TransDigm Financial Overview

FY 1993 – FY 2009 CAGR: 18.9%

TRANSDIGM GROUP INC.

Consistent Track Record of Financial Success
TransDigm’s sales have grown every year since its founding.
($ in millions)
$48
$52
$57
$63
$78
$111
$131
$151
$201
$249
$301
$374
$435
$714
$762
$593
$802
$293
$0
$300
$600
$900
FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 LTM
7/3/10
EBITDA
margin 20% 19% 23% 27% 31% 39% 39% 36% 36% 39% 42% 46% 44% 45% 46% 47% 49% 49%
Source: Company materials.

Industry-Leading Financial Performance
TransDigm’s EBITDA and net income margins are at the top of the aerospace sector.
7.1%
48.6%
19.3%
16.7%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
EBITDA % Net Income %
Industry Peers TransDigm
Source: Factset and Company financials.
Note: TransDigm margins as of LTM 7/3/10. Industry Peers average margins as of LTM 6/30/10.
Industry Peers include: AAR, B/E Aerospace, Barnes Group, Curtiss-Wright, Ducommun, Esterline, Goodrich, Heico, Hexcel, Meggitt, Moog, Precision Castparts, Rockwell Collins, Spirit
AeroSystems, Triumph Group, and Woodward Governor.

TransDigm Financial Highlights
($ in millions)
Source: Company materials.
Fiscal Year Ended September 30, LTM CAGR
2005 2006 2007 2008 2009 7/3/2010 2005-2009
Income statement information:
Net sales $374.3 $435.2 $592.8 $713.7 $761.5 $801.9 19.4%
Gross profit $184.3 $221.3 $309.0 $385.9 $429.3 $449.1 23.5%
% Sales 49.2% 50.9% 52.1% 54.1% 56.4% 56.0%
Selling and administrative expenses 38.9 48.3 62.9 74.6 80.0 91.5
Amortization of intangibles 7.8 6.2 12.3 12.0 13.9 15.3
Refinancing costs – 48.6 – – – –
Income from operations $137.6 $118.2 $233.8 $299.3 $335.4 $342.4 24.9%
% Sales 36.8% 27.2% 39.4% 41.9% 44.0% 42.7%
Net interest expense 80.3 76.8 91.7 92.7 84.4 $104.7
Income before income taxes $57.3 $41.4 $142.1 $206.6 $251.0 $237.6
Income tax provision 22.6 16.3 53.5 73.5 88.1 83.2
Net income $34.7 $25.1 $88.6 $133.1 $162.9 $154.4 47.2%
% Sales 9.3% 5.8% 14.9% 18.6% 21.4% 19.3%
Other financial information:
EBITDA As Defined $164.2 $194.4 $274.7 $333.1 $374.7 $390.0 22.9%
As % of sales 43.9% 44.7% 46.3% 46.7% 49.2% 48.6%
Capital expenditures 8.0 8.4 10.3 10.9 13.2 13.9
EBITDA As Defined - CapEx 156.2 186.0 264.4 322.2 361.5 376.1
23.3%
As % of sales 41.7% 42.7% 44.6% 45.1% 47.5% 46.9%
Balance sheet information:
Total assets $1,427.7 $1,416.7 $2,061.1 $2,255.8 $2,454.4 $2,616.0
Total debt 889.8 925.0 1,357.9 1,357.2 1,356.8 1,780.0

Fiscal Year Ending September 30,
LTM
2005 2006 2007
2008 2009 7/3/2010
EBITDA $164.2 $194.4 $274.7 $333.1 $374.7 $390.0
CapEx (8.0) (8.4) (10.3) (10.9) (13.2) (13.9)
Cash Interest Expense (46.0) (74.9) (90.7) (95.1) (82.2) (81.1)
Cash Taxes (19.2) (8.3) (18.6) (39.9) (75.3) (59.7)
Free Cash Flow Before WC $91.0 $102.8 $155.1 $187.2 $204.0 $235.3
% of EBITDA 55.4% 52.9% 56.5% 56.2% 54.4% 60.3%
($ in millions)
TransDigm Free Cash Flow
TransDigm standalone generates significant free cash flow.
Source: Company materials.

TransDigm Deleveraging Profile (Total Debt / EBITDA)
Source: Company materials.
(1) Change of ownership to Warburg Pincus on 7/23/03.
(2) LTM leverage at recapitalization.
(3) Recapitalization October 2009.
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
FY2000 FY2001 FY2002 07/03 FY2003 FY2004 FY2005 4/06 FY2006 FY2007 FY2008 FY2009 10/09 LTM
7/3/10
(1) (3) (2)

TransDigm EBITDA As Defined Reconciliation
($ in millions)
Source: Company materials.
(1) Represents purchase accounting adjustments to inventory associated with the acquisitions of various businesses and product lines that were charged to cost of sales when the inventory was sold.
(2) Represents costs incurred to integrate acquired businesses and product lines into TD Group’s operations, facility relocation costs and other acquisition-related costs.
(3) Represents the expenses recognized by the Company under their stock option plans and their deferred compensation plans. The amount reflected above for the fiscal year ended September 30, 2006 includes (i) a reversal of previously recorded amounts charged to expense of $3.8 million resulting from the termination of two of their deferred compensation plans during such period and (ii) expense recognized by us under a new deferred compensation plan adopted by us during such period.
(4) Represents the aggregate amount of one-time special bonuses paid on November 10, 2005 to members of management. On November 10, 2005, the Company entered into an amendment to their former senior secured credit facility pursuant to which the lenders thereunder agreed to exclude these one-time special bonus payments from the calculation of EBITDA As Defined.
(5) Represents the amount recognized for an earnout payment pursuant to the terms of the retention agreement entered into in connection with the acquisition of substantially all of the assets of Skurka
Engineering Company in December 2004. Pursuant to the November 10, 2005 amendment to the Company’s former senior secured credit facility described above, the lenders thereunder agreed to exclude earnout payments and deferred purchase price payments made in connection with certain permitted acquisitions from the calculation of EBITDA As Defined.
(6) Represents costs incurred in connection with the refinancing in June 2006, including the premium paid to redeem the Company’s 8 3/8% senior subordinated notes of $25.6 million, the write off of debt issue costs of $22.9 million, and other expenses of $0.1 million.
(7) Represents costs and expenses incurred by TD Group related to the initial public offering in March 2006 or the secondary offering in May 2007.
Fiscal year ended September 30, LTM
2005 2006 2007 2008 2009 7/3/2010
Net income $34.7 $25.1 $88.6 $133.1 $162.9 $154.4
Add:
Depreciation and amortization 17.0 16.1 24.0 25.3 27.5 29.7
Interest expense, net 80.3 76.8 91.7 92.7 84.4 104.7
Provision for income taxes 22.6 16.3 53.4 73.5 88.1 83.2
Inv. purchase accounting adjustments
(1)
1.5 0.2 6.4 1.9 2.3 5.6
Acquisition integration costs
(2)
1.3 1.0 2.0 0.4 3.4 4.3
Non-cash comp and deferred comp costs
(3)
6.7 1.0 5.5 6.2 6.1 6.6
Acquisition transaction related expenses – – – – – 1.5
One-time special payments
(4)
– 6.2 – – – –
Acquisition earnout costs
(5) 0.1 0.5 0.8 – – –
Refinancing costs
(6)
– 48.6 – – – –
Public offering costs
(7)
– 2.6 1.8 – – –
Writedown of certain property for sale – – 0.5 – – –
EBITDA As Defined $164.2 $194.4 $274.7 $333.1 $374.7 $390.0

44 McKechnie Financial Overview

McKechnie Financial Highlights
($ in millions)
Source: McKechnie financials and Company estimates.
Fiscal Year Ended December 31, LTM CAGR
2007 2008 2009 06/30/10 2007-2009
Income statement information:
Net sales $332.2 $354.2 $317.4 $298.8 (2.3%)
Cost of sales 283.8 228.7 194.4 180.8
Gross profit $48.4 $125.6 $123.0 $118.0 NM
% sales 14.6% 35.5% 38.7% 39.5%
Selling and administrative expenses 45.4 50.4 47.4 43.2
Operating income 3.0 75.2 75.6 74.8
Other income – 6.4 – –
Net interest expense (53.3) (70.9) (24.9) (39.0)
Foreign exchange (loss) gain 3.0 12.6 (2.7) (1.0)
Income before income taxes ($47.3) $23.4 $48.0 $34.7 NM
% sales (14.2%) 6.6% 15.1% 11.6%
Income tax provision (17.3) 4.0 12.3 8.9
(Loss) income from discontinued operations 0.3 (0.8) – –
Net income ($29.6) $18.7 $35.6 $25.8 NM
% sales (8.9%) 5.3% 11.2% 8.6%
Other financial information:
EBITDA $83.0 $98.0 $99.0 $97.9 9.2%
As % of Sales 25.0% 27.7% 31.2% 32.8%
Capital expenditures 8.7 5.2 4.9 5.2
EBITDA - CapEx 74.3 92.8 94.1 92.7
As % of Sales 22.4% 26.2% 29.7% 31.0%
Balance sheet information:
Total assets $1,094.5 $1,084.9 $1,086.6 $1,094.8
Total debt 505.6 478.3 477.1 457.6

McKechnie EBITDA Reconciliation
($ in millions)
Source: McKechnie financials and Company estimates.
Fiscal Year Ended December 31, LTM
2007 2008 2009 6/30/2010
Net Income (loss) ($29.6) $18.7 $35.6 $25.8
Add:
Loss (income) from discontinued operations (0.3) 0.8 – –
Interest expense, net 53.3 70.9 24.9 39.0
Provision for income taxes (benefit) (17.3) 4.0 12.3 8.9
Less:
Foreign exchange gain (loss) 3.0 12.6 (2.7) (1.0)
Other income – 6.4 – –
Operating Profit/(Loss) $3.0 $75.2 $75.6 $74.8
Add:
Depreciation and amortization 35.2 18.3 18.2 18.5
Inv. Purchase accounting adjustments
(2)
39.8 – – –
Aquistion integration costs
(3)
2.9 – – –
Management Service Fee
(4)
1.8 3.0 3.1 2.9
Non-cash comp
(5)
0.3 1.7 1.8 1.7
First year cost synergies 4.4
EBITDA $83.0 $98.2 $98.6 $102.3
(1) Includes $27K of Amortized Intangible Assets
(2) Represents purchase accounting adjustments to inventory associated with the acquisition of McKechnie from Melrose PLC.
(3) Represents costs incurred to integrate McKechnie.
(4) Represents the expenses recognized by McKechnie under the agreement with JLL Partners.
(5) Represents the expenses recognized by McKechnie under their stock option plan.
(1)

47 Syndication Overview & Timetable

Date	Event
November 3rd	▪ Lenders' Presentation
November 10th	▪ Bank Documentation Distribution
November 19th	▪ Commitments Due from Lenders ▪ Comments Due from Lenders on Documentation
November 24th	▪ Closing and Funding

TRANSDIGM GROUP INC.

October 2010 November 2010
Su Mo Tu We Th Fr Sa Su Mo Tu We Th Fr Sa
1 2 1 2 3 4 5 6
3 4 5 6 7 8 9 7 8 9 10 11 12 13
10 11 12 13 14 15 16 14 15 16 17 18 19 20
17 18 19 20 21 22 23 21 22 23 24 25 26 27
24 25 26 27 28 29 30 28 29 30
31
   Key date Holiday
Preliminary Transaction Timeline

Summary Terms
Borrower: TransDigm Inc. (the "Company" or the "Borrower", and together with all subsidiaries, the "Credit Group")
Arrangers: Credit Suisse and UBS (collectively the “Arrangers” and each an “Arranger”)
Administrative agent:
Credit Suisse (the “Administrative Agent”)
Facilities:
$300 million Revolving Facility (the “Revolver”)
(1)
and $900 million Term Loan (the "Term Loan")
Ratings: S&P (B+ (Corporate) and BB- (Facility)) and Moody’s (B1 (Corporate) and Ba2 (Facility))
Maturities: 2015 (Revolver) and 2016 (Term loan); springing maturity of April 2014 if existing 7.75% Senior Subordinated
Notes not refinanced
Interest rate: L + 375-400 on Revolver and Term Loan
Upfront fee / issue price: 1.0 point on Revolver and 99 on Term Loan
Unused commitment fee : 50 bps (on Revolver); subject to one leveraged based step-down to 37.5 bps
LIBOR floor: 1.5%
Incremental facility: $500 million subject to pro forma senior secured leverage of 4.0x and 50 bps of MFN
Term loan amortization: 1% per annum with bullet in final year of maturity
Security and guarantees: All of the obligations of the Borrower under the Senior Secured Credit Facilities will be unconditionally guaranteed by TransDigm Group Inc. (the “Parent Company”), the Company and by each existing and subsequently acquired or organized material domestic subsidiary of the Company, subject to limited exceptions (the “Subsidiary
Guarantors”).  The Senior Secured Credit Facilities will be secured by a first priority perfected lien on substantially all of the property and assets (tangible and intangible) of the Parent Company, the Borrower and the Subsidiary
Guarantors, including a pledge of 100% of the capital stock of the Borrower and each domestic subsidiary of the
Parent Company and the Borrower, and 65% of the stock of each 1st tier material non-U.S. subsidiary of the
Parent Company, the Borrower and each Subsidiary Guarantor.
Mandatory prepayments: 50% excess cash flow (subject to leveraged based step-downs); 100% net proceeds of asset sales and insurance and condemnation events; and 100% from the issuance of debt
Affirmative covenants: Substantially the same as existing facilities
Negative covenants: Usual for facilities of this type, including limitations on indebtedness, liens, guarantees, mergers and acquisitions
(subject to leverage condition TBD), asset sales, restricted payments, transactions with affiliates, and investments
Financial covenants: (i) Maximum total leverage ratio
(ii) Minimum interest coverage ratio
(1) Up to $125 million will be available in a Letter of Credit Sub Facility.

50 Public Q&A